Exhibit 99.1
REALNETWORKS ANNOUNCES SECOND QUARTER 2017 RESULTS
SEATTLE - August 3, 2017 -

•	Revenue of $33.1 million grew 11% year-over-year and 8% sequentially

•	Reduced year-over-year operating expenses by $3.2 million

•	Continued investments in key growth initiatives

RealNetworks, Inc. (Nasdaq: RNWK), a leader in digital media software and services, today announced results for the second quarter ended June 30, 2017.
Management Commentary
"We are pleased with our second quarter results, which saw solid performance in all three of our divisions," said Rob Glaser, Chairman and CEO of RealNetworks. "We also made good progress in lowering our cost structure and realigning our resources to support a few key growth initiatives. We believe these growth initiatives, the first of which will come to market later this year, will deliver meaningful revenue contributions in 2018 and beyond."
Second Quarter 2017 Financial Highlights

•	Revenue was $33.1 million, up from $30.6 million in the prior quarter and up from $29.7 million in the second quarter of 2016.

•	Operating expenses declined by $2.9 million, or 14%, from the prior quarter and by $3.2 million, or 15%, from the same period in 2016.

•	Net loss was $(3.4) million or $(0.09) per share, compared to $(9.4) million or $(0.25) per share in the prior quarter and $(8.3) million or $(0.23) per share in the second quarter of 2016.

•
Adjusted EBITDA was a loss of $(0.8) million, compared to a loss of $(4.4) million in the prior quarter and $(4.8) million in the second quarter of 2016. A reconciliation of GAAP net income (loss) to adjusted EBITDA, a non-GAAP measure, is provided in the financial tables that accompany this release.

•	As of June 30, 2017, the Company had $62.5 million in unrestricted cash, cash equivalents and short-term investments, compared to $66.3 million as of March 31, 2017.

Business Outlook

For the third quarter of 2017, RealNetworks expects to achieve the following results:

•	Total revenue is expected to be in the range of $29 million to $31 million.

•	Adjusted EBITDA loss is expected to be in the range of $(2.0) million to $(4.0) million.

Webcast and Conference Call Information

The company will host a conference call today to review results and discuss the company’s performance at 5 p.m. ET/2 p.m. PT. You may join the conference call by calling 888-831-6080 or +1-210-234-0017 (Passcode: 2ND QUARTER). A live webcast of the call will be available at http://investor.realnetworks.com/ and an on-demand webcast will be available approximately one hour following the conclusion of the conference call. A telephonic replay will be available until 11:59 p.m. PT, August 24, 2017 by calling 800-388-4923 or +1-203-369-3800 (Passcode: 832017).

For More Information

Investor Relations for RealNetworks
Laura Bainbridge, Addo IR
310-829-5400
IR@realnetworks.com
RNWK-F

About RealNetworks

RealNetworks creates innovative applications and services that make it easy to connect with and enjoy digital media. RealNetworks invented the streaming media category in 1995 and continues to connect consumers with their digital media both directly and through partners, aiming to support every network, device, media type and social network. RealNetworks’ corporate information is located at www.realnetworks.com/about-us.

RealNetworks and RealTimes are trademarks or registered trademarks of RealNetworks, Inc. or its subsidiaries. All other companies or products listed herein are trademarks or registered trademarks of their respective owners.

About Non-GAAP Financial Measures
To supplement RealNetworks' consolidated financial information presented in accordance with GAAP in this press release, the company also discloses certain non-GAAP financial measures, including adjusted EBITDA and contribution margin by reportable segment, which management believes provide investors with useful information.
In the financial tables of our earnings press release, RealNetworks has included reconciliations of GAAP net income (loss) to adjusted EBITDA and operating income (loss) by reportable segment to contribution margin by reportable segment.
The rationale for management's use of non-GAAP measures is included in the supplementary materials presented with the quarterly earnings materials. Please refer to Exhibit 99.2 (“Information Regarding Non-GAAP Financial Measures”) to the company's report on Form 8-K, which is being submitted today to the SEC.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements relating to RealNetworks' current expectations regarding future revenue and adjusted EBITDA, our future growth, profitability, and market position, our strategic focus and initiatives, agreements with partners, and the growth and future prospects relating to our Rhapsody affiliate. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. These statements reflect RealNetworks’ expectations as of today, and actual results may differ materially from the results predicted. Factors that could cause actual results to differ from the results predicted include: RealNetworks' ability to realize operating efficiencies, growth and other benefits from the implementation of its growth plan, strategic initiatives, and restructuring efforts; the emergence of new entrants and competition in the market for digital media products and services; other competitive risks, including the growth of competing technologies, products and services; the potential outcomes and effects of claims and legal proceedings on RealNetworks' business, prospects, financial condition or results of operations; risks associated with key customer or strategic relationships, business acquisitions and the introduction of new products and services; changes in consumer and advertising spending in response to disruptions in the global financial markets; fluctuations in foreign currencies; and changes in RealNetworks' effective tax rate. More information about potential risk factors that could affect RealNetworks' business and financial results is included in RealNetworks' annual report on Form 10-K for the most recent year ended December 31, its quarterly reports on Form 10-Q and in other reports and documents filed by RealNetworks from time to time with the Securities and Exchange Commission. The preparation of RealNetworks' financial statements and forward-looking financial guidance requires the company to make estimates and assumptions that affect the reported amount of assets and liabilities, and revenues and expenses during the reported period.  Actual results may differ materially from these estimates under different assumptions or conditions. The company assumes no obligation to update any forward-looking statements or information, which are in effect as of their respective dates.

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited)

	Quarter Ended June 30,		Six Months Ended June 30,

	2017	2016	2017	2016
	(in thousands, except per share data)

Net revenue	$33,112	$29,734	$63,687	$57,964
Cost of revenue	17,290	15,698	34,583	30,870
Gross profit	15,822	14,036	29,104	27,094

Operating expenses:
Research and development	7,584	7,167	14,933	16,486
Sales and marketing	5,496	7,749	12,651	16,974
General and administrative	5,254	6,217	10,557	14,294
Restructuring and other charges	150	413	1,714	798
Lease exit and related charges	—	127	—	958

Total operating expenses	18,484	21,673	39,855	49,510

Operating income (loss)	(2,662)	(7,637)	(10,751)	(22,416)

Other income (expenses):
Interest income, net	109	80	237	197
Gain (loss) on investments, net	—	(46)	—	(43)
Equity in net loss of Rhapsody	(349)	(396)	(1,097)	(396)
Other income (expense), net	(13)	15	(238)	(272)

Total other income (expense), net	(253)	(347)	(1,098)	(514)

Income (loss) before income taxes	(2,915)	(7,984)	(11,849)	(22,930)
Income tax expense (benefit)	471	363	961	588

Net income (loss)	$(3,386)	$(8,347)	$(12,810)	$(23,518)

Basic net income (loss) per share	$(0.09)	$(0.23)	$(0.35)	$(0.64)
Diluted net income (loss) per share	$(0.09)	$(0.23)	$(0.35)	$(0.64)

Shares used to compute basic net income (loss) per share	37,103	36,755	37,067	36,637
Shares used to compute diluted net income (loss) per share	37,103	36,755	37,067	36,637

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Unaudited)

	June 30, 2017	December 31, 2016
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$37,855	$33,721
Short-term investments	24,619	43,331
Trade accounts receivable, net	27,354	22,162
Deferred costs, current portion	525	760
Prepaid expenses and other current assets	4,798	4,910
Total current assets	95,151	104,884

Equipment and software	45,259	46,231
Leasehold improvements	3,405	3,317
Total equipment, software, and leasehold improvements	48,664	49,548
Less accumulated depreciation and amortization	44,262	44,294
Net equipment, software, and leasehold improvements	4,402	5,254

Restricted cash equivalents and investments	2,700	2,700
Other assets	2,277	1,742
Deferred costs, non-current portion	1,020	1,246
Deferred tax assets, net	857	816
Other intangible assets, net	527	938
Goodwill	12,985	12,857

Total assets	$119,919	$130,437

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$18,603	$18,225
Accrued and other current liabilities	14,133	15,425
Commitment to Rhapsody	—	1,500
Deferred revenue, current portion	3,560	3,430
Total current liabilities	36,296	38,580

Deferred revenue, non-current portion	710	240
Deferred rent	702	748
Deferred tax liabilities, net	87	87
Other long-term liabilities	1,771	2,201

Total liabilities	39,566	41,856

Shareholders' equity	80,353	88,581

Total liabilities and shareholders' equity	$119,919	$130,437

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Six Months Ended June 30,
	2017	2016
	(in thousands)

Cash flows from operating activities:
Net income (loss)	$(12,810)	$(23,518)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	1,757	4,224
Stock-based compensation	2,297	3,779
Equity in net loss of Rhapsody	1,097	396
Deferred income taxes, net	(40)	(148)
Loss (gain) on investments, net	—	43
Fair value of warrants granted in 2015 and 2017, net of subsequent mark to market adjustments in 2017 and 2016	(417)	82
Net change in certain operating assets and liabilities	(5,830)	(3,209)
Net cash provided by (used in) operating activities	(13,946)	(18,351)
Cash flows from investing activities:
Purchases of equipment, software, and leasehold improvements	(417)	(1,512)
Purchases of short-term investments	(13,905)	(33,359)
Proceeds from sales and maturities of short-term investments	32,617	42,517
Decrease (increase) in restricted cash equivalents and investments, net	—	(110)
Acquisitions	—	(150)
Advance to Rhapsody	(1,500)	—
Net cash provided by (used in) investing activities	16,795	7,386
Cash flows from financing activities:
Proceeds from issuance of common stock (stock options and stock purchase plan)	130	166
Tax payments from shares withheld upon vesting of restricted stock	(192)	(808)
Net cash provided by (used in) financing activities	(62)	(642)
Effect of exchange rate changes on cash and cash equivalents	1,347	425
Net increase (decrease) in cash and cash equivalents	4,134	(11,182)
Cash and cash equivalents, beginning of year	33,721	47,315
Cash and cash equivalents, end of year	$37,855	$36,133

RealNetworks, Inc. and Subsidiaries
Supplemental Financial Information
(Unaudited)

	2017		2016
	Q2	Q1	Q4	Q3	Q2	Q1
	(in thousands)
Net Revenue by Line of Business
Consumer Media (A)	$6,951	$5,669	$6,443	$6,482	$6,400	$5,726
Mobile Services (B)	19,227	19,084	18,833	17,683	17,297	16,465
Games (C)	6,934	5,823	6,177	6,886	6,037	6,039
Total net revenue	$33,112	$30,576	$31,453	$31,051	$29,734	$28,230

Net Revenue by Product
Consumer Media
- License (D)	$5,002	$3,672	$4,252	$4,136	$3,914	$3,104
- Subscriptions (E)	1,531	1,564	1,671	1,931	1,871	1,975
- Media Properties (F)	418	433	520	415	615	647

Mobile Services
- SaaS (G)	19,146	18,987	18,726	17,141	17,208	16,220
- Technology License & Other (H)	81	97	107	542	89	245

Games
- License (I)	4,007	2,862	3,178	3,683	2,793	2,761
- Subscriptions (J)	2,781	2,828	2,836	3,005	3,024	3,029
- Media Properties (K)	146	133	163	198	220	249

Total net revenue	$33,112	$30,576	$31,453	$31,051	$29,734	$28,230

Net Revenue by Geography
United States	$10,889	$9,740	$10,125	$10,642	$10,355	$10,383
Rest of world	22,223	20,836	21,328	20,409	19,379	17,847
Total net revenue	$33,112	$30,576	$31,453	$31,051	$29,734	$28,230

Net Revenue by Line of Business
(A) The Consumer Media division primarily includes revenue from RealPlayer and related products, such as the distribution of third-party software products, advertising on RealPlayer websites, sales of RealPlayer Plus software licenses to consumers, sales of intellectual property licenses, and consumer subscriptions such as RealPlayer Plus and SuperPass.

(B) The Mobile Services division primarily includes revenue from SaaS services and sales of professional services provided to mobile carriers.
(C) The Games division primarily includes revenue from sales of mobile games, sales of games licenses, online games subscription services, advertising on games sites and social network sites, and microtransactions from online games.

Net Revenue by Product
(D) Licensing revenue within Consumer Media includes sales of intellectual property licenses and RealPlayer Plus software licenses to consumers.
(E) Subscriptions revenue within Consumer Media includes revenue from subscriptions such as our RealPlayer Plus and SuperPass offerings.
(F) Media Properties revenue within Consumer Media includes distribution of third-party software products and advertising on RealPlayer websites.
(G) SaaS revenue within Mobile Services includes revenue from music on demand, ringback tones, intercarrier messaging services, and RealTimes.
(H) Technology licensing and other revenue within Mobile Services includes revenue from professional services provided to mobile carriers.
(I) Licensing revenue within Games includes retail games-related revenue and sales of mobile games.
(J) Subscriptions revenue within Games includes revenue from online games subscriptions as well as microtransactions from mobile games.
(K) Media Properties revenue within Games includes advertising on games sites and social network sites.

RealNetworks, Inc. and Subsidiaries
Segment Results of Operations and Reconciliation to non-GAAP Contribution Margin
(Unaudited)

	2017		2016	2017	2016
	Q2	Q1	Q2	YTD	YTD
	(in thousands)
Consumer Media

Net revenue	$6,951	$5,669	$6,400	$12,620	$12,126
Cost of revenue	1,159	1,405	1,561	2,564	3,978
Gross profit	5,792	4,264	4,839	10,056	8,148

Gross margin	83%	75%	76%	80%	67%

Operating expenses	3,730	4,010	4,293	7,740	9,669
Operating income (loss), a GAAP measure	$2,062	$254	$546	$2,316	$(1,521)
Depreciation and amortization	159	167	375	326	1,678

Contribution margin, a non-GAAP measure	$2,221	$421	$921	$2,642	$157

Mobile Services

Net revenue	$19,227	$19,084	$17,297	$38,311	$33,762
Cost of revenue	13,429	13,914	12,404	27,343	23,321
Gross profit	5,798	5,170	4,893	10,968	10,441

Gross margin	30%	27%	28%	29%	31%

Operating expenses	6,705	8,119	8,784	14,824	18,578
Operating income (loss), a GAAP measure	$(907)	$(2,949)	$(3,891)	$(3,856)	$(8,137)
Acquisitions related intangible asset amortization	201	196	209	397	517
Depreciation and amortization	175	203	608	378	1,030

Contribution margin, a non-GAAP measure	$(531)	$(2,550)	$(3,074)	$(3,081)	$(6,590)

Games

Net revenue	$6,934	$5,823	$6,037	$12,757	$12,076
Cost of revenue	2,679	1,937	1,817	4,616	3,662
Gross profit	4,255	3,886	4,220	8,141	8,414

Gross margin	61%	67%	70%	64%	70%

Operating expenses	5,090	4,947	4,725	10,037	10,020
Operating income (loss), a GAAP measure	$(835)	$(1,061)	$(505)	$(1,896)	$(1,606)
Acquisitions related intangible asset amortization	25	27	34	52	59
Depreciation and amortization	157	141	154	298	333

Contribution margin, a non-GAAP measure	$(653)	$(893)	$(317)	$(1,546)	$(1,214)

Corporate

Cost of revenue	$23	$37	$(84)	$60	$(91)
Gross profit	(23)	(37)	84	(60)	91

Gross margin	N/A	N/A	N/A	N/A	N/A

Operating expenses	2,959	4,295	3,871	7,254	11,243
Operating income (loss), a GAAP measure	$(2,982)	$(4,332)	$(3,787)	$(7,314)	$(11,152)
Other income (expense), net	(13)	(226)	15	(239)	(272)
Depreciation and amortization	119	187	246	306	607
Restructuring and other charges	150	1,564	413	1,714	798
Stock-based compensation	863	1,434	608	2,297	3,779
Lease exit and related charges	—	—	127	—	958

Contribution margin, a non-GAAP measure	$(1,863)	$(1,373)	$(2,378)	$(3,236)	$(5,282)

RealNetworks, Inc. and Subsidiaries
Reconciliation of Net income (loss) to adjusted EBITDA, a non-GAAP measure
(Unaudited)

	2017		2016	2017	2016
	Q2	Q1	Q2	YTD	YTD
	(in thousands)

Reconciliation of GAAP Net income (loss) to adjusted EBITDA:

Net income (loss)	$(3,386)	$(9,424)	$(8,347)	$(12,810)	$(23,518)
Income tax expense (benefit)	471	490	363	961	588
Interest income, net	(109)	(128)	(80)	(237)	(197)
Gain (loss) on investments, net	—	—	46	—	43
Equity in net loss of Rhapsody	349	748	396	1,097	396
Acquisitions related intangible asset amortization	226	223	243	449	576
Depreciation and amortization	610	698	1,383	1,308	3,648
Restructuring and other charges	150	1,564	413	1,714	798
Stock-based compensation	863	1,434	608	2,297	3,779
Lease exit and related charges	—	—	127	—	958
Adjusted EBITDA, a non-GAAP measure	$(826)	$(4,395)	$(4,848)	$(5,221)	$(12,929)